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                                                                    Exhibit 99.2

                               GRAHAM CORPORATION

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Graham Corporation (the "Company") on Form 10-K for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Ronald Hansen, Vice President-Finance and Administration and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





June 9, 2003                            /s/ J. Ronald Hansen
-------------                           --------------------
Date                                    J. Ronald Hansen
                                        Vice President-Finance and
                                        Administration and
                                        Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Graham Corporation and will be retained by Graham Corporation and furnished to the Securities and Exchange Commission or its staff upon request.